LITMAN GREGORY FUNDS TRUST

Supplement dated May 11, 2012
to the Summary Prospectus, Prospectus and Statement of Additional Information
of the Litman Gregory Funds Trust dated April 30, 2012

The Litman Gregory Masters International Fund

Effective May 11, 2012, Mastholm Asset Management, LLC (“Mastholm”) is terminated as a sub-advisor to the Litman Gregory Masters International Fund.  All references to Mastholm in the Summary Prospectus, Prospectus and Statement of Additional Information dated April 30, 2012, including all references to Ted Tyson, Managing Director, Andrew Elofson, Portfolio Manager, and Daniel Kim, Portfolio Manager, are hereby deleted.

Please keep this Supplement with your Prospectus